REAL PROPERTY MORTGAGE

                          (Hennepin County, Minnesota)

     THIS REAL PROPERTY MORTGAGE ("Mortgage"), made as of June 4, 1997, is made and executed by Northwest Teleproductions, Inc., a Minnesota corporation, having its principal offices at 445 West 77th Street, Minneapolis, Minnesota 55435 ("Mortgagor"), in favor of NationsCredit Commercial Corporation, through its NationsCredit Commercial Funding Division, having an office at 1177 Avenue of the Americas, 36th Floor, New York, New York 10036 ("Lender").

                                    RECITALS

     I. Pursuant to the terms of a certain Loan and Security Agreement of even date herewith by and between Lender and Mortgagor, as amended by that certain First Amendment to Loan and Security Agreement dated June 4, 1997 by and between Lender and Mortgagor (said Loan Agreement, together with all amendments, supplements, modifications and replacements thereof, being hereinafter referred to as the "Loan Agreement"), Lender has agreed, among other things more particularly described in the Loan Agreement, to make to Mortgagor (a) a term loan in the original principal amount of $1,860,000, which term loan (the "Term Loan A") is evidenced by a term note dated April 24, 1997 (said term note, together with all amendments, supplements, modifications and full or partial replacements thereof, being hereinafter referred to as the "Term Note A") and
(b) a term loan in the original principal amount of $700,000, which term loan (the "Term Loan B") is evidenced by a term note dated June 4, 1997 (said term note, together with all amendments, supplements, modifications and full or partial replacements thereof, being hereinafter referred to as the "Term Note B"). Term Note A and Term Note B are hereinafter collectively referred to as the "Notes" and Term Loan A and Term Loan B are collectively hereinafter referred to as the "Loans."

     II. The terms and provisions of the Notes and the Loan Agreement are hereby incorporated by reference in this Mortgage. The initial maturity date of the Loans is April 23, 2000, subject to renewal as set forth in the Loan Agreement. The rate or rates of interest payable under the Notes may be variable.

                                GRANTING CLAUSES

     To secure the payment of the indebtedness evidenced by the Notes and the payment of all amounts due under and the performance and observance of all covenants and conditions contained in this Mortgage, the Notes, the Loan Agreement, any and all other mortgages, security agreements, assignments of leases and rents, guaranties, reimbursement agreements in connection with any letters of credit and any other documents and instruments now or hereafter executed by Mortgagor or any party related thereto or affiliated therewith to evidence, secure or guarantee the payment of all or any portion of the indebtedness under the Notes, the Loan Agreement and any and all renewals, extensions, amendments and replacements of this Mortgage, the Notes, the Loan Agreement and any such other documents and instruments (the Notes, the Loan Agreement, this Mortgage, such other mortgages, security agreements, assignments of leases and rents, guaranties, reimbursement agreements in connection with any letters of credit, and any other documents and instruments now or hereafter executed and delivered in connection with the Loans, and any and all amendments, renewals, extensions and replacements hereof and thereof, being sometimes referred to collectively as the "Loan Instruments" and individually as a "Loan Instrument") (all indebtedness and liabilities secured hereby being hereinafter sometimes referred to as "Borrower's Liabilities", Mortgagor does hereby convey, mortgage, warrant, assign, transfer, pledge and deliver to Lender and grant to Lender a security interest in the following described property, WITH POWER OF SALE, subject to the terms and conditions herein:

     (A) The land located in Hennepin County, Minnesota, legally described in attached Exhibit A ("Land");

     (B) All the buildings, structures, improvements and fixtures of every kind or nature now or hereafter situated on the Land and all machinery, appliances, equipment, furniture and all other personal property of every kind or nature which constitute fixtures with respect to the Land, together with all extensions, additions, improvements, substitutions and replacements of the foregoing ("Improvements");

     (C) All easements, tenements, rights-of-way, vaults, gores of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers and appurtenances in any way belonging, relating or appertaining to any of the Land or Improvements, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired ("Appurtenances");

     (D) (i) All judgments, insurance proceeds, awards of damages and settlements which may result from any damage to all or any portion of the Land, Improvements or Appurtenances or any part thereof or to any rights appurtenant thereto;

     (ii) All compensation, awards, damages, claims, rights of action and proceeds of or on account of (a) any damage or taking, pursuant to the power of eminent domain, of the Land, Improvements or Appurtenances or any part thereof,
(b) damage to all or any portion of the Land, Improvements or Appurtenances by reason of the taking, pursuant to the power of eminent domain, of all or any portion of the Land, Improvements, Appurtenances or of other property, or (c) the alteration of the grade of any street or highway on or about the Land, Improvements, Appurtenances or any part thereof, and, except as otherwise provided herein, Lender is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittances therefor and, except as otherwise provided herein, to apply the same toward the payment of the indebtedness and other sums secured hereby; and

     (iii) All proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Land, Improvements or Appurtenances;

     (E) All rents, issues, profits, income and other benefits now or hereafter arising from or in respect of the Land, Improvements or Appurtenances (the "Rents"); it being intended that this Granting Clause shall constitute an absolute and present assignment of the Rents, subject, however, to the conditional permission given to Mortgagor to collect and use the Rents as provided in this Mortgage;

     (F) Any and all leases, licenses and other occupancy agreements now or hereafter affecting the Land, Improvements or Appurtenances, together with all security therefor and guaranties thereof and all monies payable thereunder, and all books and records owned by Mortgagor which contain evidence of payments made under the leases and all security given therefor (collectively, the "Leases"), subject, however, to the conditional permission given in this Mortgage to Mortgagor to collect the Rents arising under the Leases as provided in this Mortgage;

     (G) Any and all after-acquired right, title or interest of Mortgagor in and to any of the property described in the preceding Granting Clauses; and

     (H) The proceeds from the sale, transfer, pledge or other disposition of any or all of the property described in the preceding Granting Clauses;

     All of the mortgaged property described in the Granting Clauses, together with all real and personal, tangible and intangible property pledged in, or to which a security interest attaches pursuant to, any of the Loan Instruments is sometimes referred to collectively as the "Mortgaged Property." The Rents and Leases are pledged on a parity with the Land and Improvements and not secondarily.
                                   ARTICLE ONE
                             COVENANTS OF MORTGAGOR

     Mortgagor covenants and agrees with Lender as follows:

     1.1. Performance under Loan Agreement, Notes, Mortgage and Other Loan Instruments. Mortgagor shall perform, observe and comply with or cause to be performed, observed and complied with in a complete and timely manner all provisions hereof, of the Loan Agreement, the Notes, every other Loan Instrument and every instrument evidencing or securing Borrower's Liabilities.

     1.2. General Covenants and Representations. Mortgagor covenants, represents and warrants that as of the date hereof and at all times thereafter during the term hereof: (a) Mortgagor is seized of an indefeasible estate in fee simple in that portion of the Mortgaged Property which is real property, and has good and absolute title to it and the balance of the Mortgaged Property free and clear of all liens, security interests, charges and encumbrances whatsoever except (i) those described on Exhibit B attached hereto and (ii) those expressly permitted in writing by Lender, if any (such liens, security interests, charges and encumbrances expressly permitted in writing being hereinafter referred to as the "Permitted Encumbrances"); (b) Mortgagor has good right, full power and lawful authority to mortgage and pledge the Mortgaged Property as provided herein; (c) upon the occurrence of an Event of Default (hereinafter defined), Lender may at all times peaceably and quietly enter upon, hold, occupy and enjoy the Mortgaged Property in accordance with the terms hereof; and (d) Mortgagor will maintain and preserve the lien of this Mortgage as a first and paramount lien on the Mortgaged Property subject only to the Permitted Encumbrances until Borrower's Liabilities have been paid in full and Lender's obligations under the Loan Agreement have been terminated.

     1.3. Compliance with Laws and Other Restrictions. Mortgagor covenants and represents that the Land and the Improvements and the use thereof presently comply with, and will continue to comply with, all applicable restrictive covenants, zoning and subdivision ordinances and building codes, licenses, health and environmental laws and regulations and all other applicable laws, ordinances, rules and regulations (unless compliance is not required because "grandfathering" provisions or similar provisions of applicable law permit such non-compliance).

     1.4. Taxes and Other Charges.

          1.4.1. Taxes and Assessments. Mortgagor shall pay promptly when due all taxes, assessments, rates, dues, charges, fees, levies, fines, impositions, liabilities, obligations, liens and encumbrances of every kind and nature whatsoever now or hereafter imposed, levied or assessed upon or against the Mortgaged Property or any part thereof, or upon or against this Mortgage or Borrower's Liabilities; provided, however, that Mortgagor may in good faith contest the validity, applicability or amount of any tax, assessment or other charge, if, on or before the due date of the asserted tax, assessment, or other charge, Mortgagor shall obtain an endorsement, in form and substance reasonably satisfactory to Lender, to the loan policy of title insurance issued to Lender insuring the lien of this Mortgage, insuring over such tax, assessment or other charge and if Mortgagor otherwise complies with any provisions which may be set forth in the Loan Agreement regarding the contest of taxes.

          1.4.2. Taxes Affecting Lender's Interest. If any state, federal, municipal or other governmental law, order, rule or regulation, which becomes effective subsequent to the date hereof, in any manner changes or modifies existing laws governing the taxation of mortgages or debts secured by mortgages, or the manner of collecting taxes, so as to impose on Lender a tax by reason of its ownership of any or all of the Loan Instruments or measured by the principal amount of Borrower's Liabilities, requires or has the practical effect of requiring Lender to pay any portion of the real estate taxes levied in respect of the Mortgaged Property or to pay any tax levied in whole or in part in substitution for real estate taxes or otherwise affects materially and adversely the rights of Lender in respect of Borrower's Liabilities, this Mortgage or the other Loan Instruments, Borrower's Liabilities and all interest accrued thereon shall, upon thirty
     (30) days' notice, become due and payable forthwith at the option of Lender, whether or not there shall have occurred an Event of Default, provided, however, that, if Mortgagor may, without violating or causing a violation of such law, order, rule or regulation, pay such taxes or other sums as are necessary to eliminate such adverse effect upon the rights of Lender and does pay such taxes or other sums when due, Lender may not elect to declare due Borrower's Liabilities by reason of the provisions of this
     Section 1.4.2.

     1.5. Mechanic's and Other Liens. Mortgagor shall not permit or suffer any mechanic's, laborer's, materialman's, statutory or other lien or encumbrance (other than any lien for taxes and assessments not yet due) to be created upon or against the Mortgaged Property, provided, however, that Mortgagor may in good faith, by appropriate proceeding, contest the validity, applicability or amount of any asserted lien and, pending such contest, Mortgagor shall not be deemed to be in default hereunder if Mortgagor shall first obtain an endorsement, in form and substance satisfactory to Lender, to the loan policy of title insurance issued to Lender insuring over such lien, or, if no such loan policy shall have been issued, then Mortgagor shall deposit with Lender a bond, cash or other security satisfactory to Lender in the amount of 150% of the amount of such lien. Mortgagor shall pay the disputed amount and all interest and penalties due in respect thereof on or before the date any adjudication of the validity or amount thereof becomes final and, in any event, no less than thirty (30) days prior to any foreclosure sale of the Mortgaged Property or the exercise of any other remedy by such claimant against the Mortgaged Property.

          1.6. Insurance and Condemnation.

          1.6.1. Insurance Policies. Mortgagor shall, at its sole expense, obtain for, deliver to, assign to and maintain for the benefit of Lender, until Borrower's Liabilities are paid in full, such policies of insurance as are required by the Loan Agreement.

          1.6.2. Adjustment of Loss. Except as otherwise may be provided by the Loan Agreement, Lender is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies covering the Mortgaged Property and to collect and receive the proceeds from any such policy or policies. Mortgagor hereby irrevocably appoints Lender as its attorney-in-fact for the purposes set forth in the preceding sentence.

          1.6.3. Condemnation Awards. Lender shall be entitled to all compensation, awards, damages, claims, rights of action and proceeds of, or on account of, (i) any damage or taking, pursuant to the power of eminent domain, of the Mortgaged Property or any part thereof, (ii) damage to the Mortgaged Property by reason of taking, pursuant to the power of eminent domain, of other property, or (iii) the alteration of the grade of any street or highway on or about the Mortgaged Property. Lender is hereby authorized, at its option, to commence, appear in and prosecute in its own or Mortgagor's name any action or proceeding relating to any such compensation, awards, damages, claims, rights of action and proceeds and to settle or compromise any claim in connection therewith. Mortgagor hereby irrevocably appoints Lender as its attorney-in-fact for the purposes set forth in the preceding sentence.

          1.6.4. Repair; Proceeds of Casualty Insurance and Eminent Domain. If all or any part of the Mortgaged Property shall be damaged or destroyed by fire or other casualty or shall be damaged or taken through the exercise of the power of eminent domain or other cause described in Section 1.6.3, Mortgagor shall promptly and with all due diligence restore and repair the Mortgaged Property whether or not the proceeds, award or other compensation are [made available to Mortgagor or] are sufficient to pay the cost of such restoration or repair. Except as otherwise may be provided by the Loan Agreement, the entire amount of such proceeds, award or compensation shall be applied to Borrower's Liabilities in such order and manner as Lender may elect.

     1.7. Lender May Pay. Upon Mortgagor's failure to pay any amount required to be paid by Mortgagor under Sections 1.4, 1.5 and 1.6, Lender may pay the same. Mortgagor shall pay to Lender on demand the amount so paid by Lender together with interest at the Default Rate (as defined in the Loan Agreement) payable after the occurrence of an "Event of Default" as such term is defined in the Loan Agreement and the amount so paid by Lender together with interest, shall be added to Borrower's Liabilities.

     1.8. Care of the Mortgaged Property. Mortgagor shall preserve and maintain the Mortgaged Property in good and first class condition and repair. Mortgagor shall not, without the prior written consent of Lender, permit, commit or suffer any waste, impairment or deterioration of the Mortgaged Property or of any part thereof, and will not take any action which will increase the risk of fire or other hazard to the Mortgaged Property or to any part thereof. Except as otherwise provided in the Loan Agreement or this Mortgage, no new improvements shall be constructed on the Mortgaged Property and no part of the Mortgaged Property shall be removed, demolished or altered in any material manner without the prior written consent of Lender.

     1.9. Transfer or Encumbrance of the Mortgaged Property. Except as permitted by the Loan Agreement, Mortgagor shall not permit or suffer to occur any sale, assignment, conveyance, transfer, mortgage, lease (other than leases made in accordance with the provisions of this Mortgage) or encumbrance of, or any contract for any of the foregoing on an installment basis or otherwise pertaining to, the Mortgaged Property, any part thereof, any interest therein, the beneficial interest in Mortgagor, any interest in the beneficial interest in Mortgagor or in any trust holding title to the Mortgaged Property, or any interest in a corporation, partnership or other entity which owns all or part of the Mortgaged Property or such beneficial interest, whether by operation of law or otherwise, without the prior written consent of Lender having been obtained.

     1.10. Further Assurances. At any time and from time to time, upon Lender's request, Mortgagor shall make, execute and deliver, or cause to be made, executed and delivered, to Lender, and where appropriate shall cause to be recorded, registered or filed, and from time to time thereafter to be re-recorded, re-registered and refiled at such time and in such offices and places as shall be deemed desirable by Lender, any and all such further mortgages, security agreements, financing statements, instruments of further assurance, certificates and other documents as Lender may consider necessary or desirable in order to effectuate or perfect, or to continue and preserve the obligations under, this Mortgage.

     1.11. Assignment of Rents. The assignment of rents, income and other benefits contained in Section (E) of the Granting Clauses of this Mortgage shall be fully operative without any further action on the part of either party, and, specifically, Lender shall be entitled, at its option, upon the occurrence of an Event of Default hereunder, to all rents, income and other benefits from the Mortgaged Property, whether or not Lender takes possession of such property. Such assignment and grant shall continue in effect until Borrower's Liabilities are paid in full and the Loan Instruments have been terminated, the execution of this Mortgage constituting and evidencing the irrevocable consent of Mortgagor to the entry upon and taking possession of the Mortgaged Property by Lender pursuant to such grant, whether or not foreclosure proceedings have been instituted. Notwithstanding the foregoing, so long as no Event of Default has occurred or is continuing, Mortgagor shall have the right and authority to continue to collect the rents, income and other benefits from the Mortgaged Property as they become due and payable but not more than thirty (30) days prior to the due date thereof.

     1.12. After-Acquired Property. To the extent permitted by, and subject to, applicable law, the lien of this Mortgage shall automatically attach, without further act, to all property hereafter acquired by Mortgagor located in or on, or attached to, or used or intended to be used in connection with, or with the operation of, the Mortgaged Property or any part thereof.

     1.13. Leases Affecting Mortgaged Property. Mortgagor shall comply with and perform in a complete and timely manner all of its obligations as landlord under all leases affecting the Mortgaged Property or any part thereof. The assignment contained in Section (E) of the Granting Clauses shall not be deemed to impose upon Lender any of the obligations or duties of the landlord or Mortgagor provided in any lease.

     1.14. Management of Mortgaged Property. Mortgagor shall cause the Mortgaged Property to be managed at all times in accordance with sound business practice.

     1.15. Execution of Leases. Except as may be otherwise provided in the Loan Agreement, Mortgagor shall not permit any leases to be made of the Mortgaged Property or existing leases to be modified, terminated, extended or renewed without the prior written consent of Lender.

     1.16. Expenses; Indemnity. Without limitation of any obligation of Mortgagor set forth in the Loan Agreement, Mortgagor shall pay when due and payable, and otherwise on demand made by Lender, all loan fees, appraisal fees, recording fees, taxes, brokerage fees and commissions, abstract fees, title insurance fees, escrow fees, attorneys' fees, court costs, documentary and expert evidence, fees of inspecting architects and engineers, and all other costs and expenses of every character which have been incurred or which may hereafter be incurred by Lender in connection with the Loans, including the preparation, execution, delivery and performance of this Mortgage. If Mortgagor fails to pay said costs and expenses as above provided, Lender may elect, but shall not be obligated, to pay the costs and expenses described in this Section 1.16, and if Lender does so elect, then Mortgagor will, upon demand by Lender, reimburse Lender for all such expenses which have been or shall be paid or incurred by it. The amounts paid by Lender shall bear interest at the Default Rate and such amounts, together with interest, shall be added to Borrower's Liabilities, shall be immediately due and payable and shall be secured by the lien of this Mortgage and the other Loan Instruments. In the event of foreclosure hereof, Lender shall, to the extent permitted by law, be entitled to add to the indebtedness found to be due by the court a reasonable estimate of such expenses to be incurred after entry of the decree of foreclosure. To the extent permitted by law, Mortgagor agrees to hold harmless Lender against and from, and reimburse it for, all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses, including without limitation attorneys' fees, which may be imposed upon, asserted against, or incurred or paid by it by reason of or in connection with any bodily injury or death or property damage occurring in or upon or in the vicinity of the Mortgaged Property through any cause whatsoever, or asserted against it on account of any act performed or omitted to be performed hereunder, or on account of any transaction arising out of or in any way connected with the Mortgaged Property, this Mortgage, the other Loan Instruments, any of the indebtedness evidenced by the Notes or the Loan Agreement or any of Borrower's Liabilities.

     1.17. Lender's Performance of Mortgagor's Obligations. If Mortgagor fails to pay any tax, assessment, encumbrance or other imposition, or to furnish insurance hereunder, or to perform any other covenant, condition or term in this Mortgage, the Notes, the Loan Agreement or any other Loan Instrument, Lender may, but shall not be obligated to, pay, obtain or perform the same. All payments made, whether such payments are regular or accelerated payments, and costs and expenses incurred or paid by Lender in connection therewith shall be due and payable immediately. The amounts so incurred or paid by Lender shall bear interest at the Default Rate and such amounts, together with interest, shall be added to Borrower's Liabilities and secured by the lien of this Mortgage and the other Loan Instruments.

     1.18. Payment of Superior Liens. To the extent that Lender, after the date hereof, pays any sum due under any provision of law or instrument or document creating any lien superior or equal in priority in whole or in part to the lien of this Mortgage, such sum advanced by Lender shall be immediately due and payable, with interest at the Default Rate and shall be deemed to be a part of Borrower's Liabilities, and Lender shall have and be entitled to a lien on the Mortgaged Property equal in parity with that discharge , and Lender shall be subrogated to and receive and enjoy all rights and liens possessed, held or enjoyed by, the holder of such lien, which shall remain in existence and benefit Lender to secure the Notes, the Loan Agreement and all obligations and liabilities secured hereby.

     1.19. Environmental Conditions.

          (a) "Mortgagor covenants, warrants and represents that there are no, nor will there, for so long as any of Borrower's Liabilities remain outstanding, be, any Hazardous Materials (as hereinafter defined) generated, released, stored, buried or deposited over, beneath, in or upon the Mortgaged Property except as such Hazardous Materials may be required to be used, stored or transported in connection with the permitted uses of the Mortgaged Property and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor. For purposes of this Mortgage, "Hazardous Materials" shall mean and include any pollutants, flammables, explosives, petroleum (including crude oil) or any fraction thereof, radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of toxic or hazardous substances, wastes, or materials under any federal, state or local laws, ordinances, regulations or guidances which regulate, govern, prohibit or pertain to the generation, manufacture, use, transportation, disposal, release, storage, treatment of, or response or exposure to, toxic or hazardous substances, wastes or materials. Such laws, ordinances and regulations are hereinafter collectively referred to as the "Hazardous Materials Laws."

          (b) Mortgagor shall, and Mortgagor shall cause all employees, agents, contractors and subcontractors of Mortgagor and any other persons from time to time present on or occupying the Mortgaged Property to, keep and maintain the Mortgaged Property in compliance with, and not cause or knowingly permit the Mortgaged Property to be in violation of, any applicable Hazardous Materials Laws. Neither Mortgagor nor any employees, agents, contractors or subcontractors of Mortgagor or any other persons occupying or present on the Mortgaged Property shall use, generate, manufacture, store or dispose of on, under or about the Mortgaged Property or transport to or from the Mortgaged Property any Hazardous Materials, except as such Hazardous Materials may be required to be used, stored or transported in connection with the permitted uses of the Mortgaged Property and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor.

          (c) Mortgagor shall immediately advise Lender in writing of. (i) any notices received by Mortgagor (whether such notices are from the
     Environmental Protection Agency, or any other federal, state or local governmental agency or regional office thereof) of the violation or potential violation occurring on or about the Mortgaged Property of any applicable Hazardous Materials Laws; (ii) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Hazardous Materials Laws; (iii) all claims made or threatened by any third party against Mortgagor or the Mortgaged Property relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (i), (ii) and (iii) above are hereinafter referred to as "Hazardous Materials Claims"); and (iv) Mortgagor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Property that could cause the Mortgaged Property or any part thereof to be subject to any Hazardous Materials Claims. Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and Mortgagor shall pay to Lender, upon demand, all attorneys' and consultants' fees incurred by Lender in connection therewith.

          (d) Mortgagor shall be solely responsible for, and shall indemnify and hold harmless Lender, its directors, officers, employees, agents, successors and assigns from and against any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal or presence (whether prior to or during the term of the Loans, or either of them, or otherwise and regardless of by whom caused, whether by Mortgagor or any predecessor in title or any owner of land adjacent to the Mortgaged Property or any other third party, or any employee, agent, contractor or subcontractor of Mortgagor or any predecessor in title or any such adjacent land owner or any third person) of Hazardous Materials on, under or about the Mortgaged Property; including, without limitation: (i) claims of third parties (including governmental agencies) for damages, penalties, losses, costs, fees, expenses, damages, in injunctive or other relief; (ii) response costs, clean-up costs, costs and expenses of removal and restoration, including fees of attorneys and experts, and costs of determining the existence of Hazardous Materials and reporting same to any governmental agency; and (iii) any and all expenses or obligations, including attorneys' fees, incurred at, before or after any trial or appeal therefrom whether or not taxable as costs, including, without limitation, attorneys' fees, witness fees, deposition costs, copying and telephone charges and other expenses. The obligations of Mortgagor under this subsection shall survive any of the foreclosure of this Mortgage, the repayment of Borrower's Liabilities, or other satisfaction of the indebtedness secured by this Mortgage, whether by deed in lieu of foreclosure or otherwise.

          (e) Any loss, damage, cost, expense or liability incurred by Lender as a result of a breach or misrepresentation by Mortgagor or for which Mortgagor is responsible or for which Mortgagor has indemnified Lender shall be paid to Lender on demand, and, failing prompt reimbursement, such amounts shall, together with interest thereon at the Default Rate from the date incurred by Lender until paid by Mortgagor, be added to Borrower's Liabilities, be immediately due and payable and be secured by the lien of this Mortgage and the other Loan Instruments.

          (f) Lender may, in its reasonable discretion, require Mortgagor, at its sole cost and expense, from time to time to perform or cause to be performed, such studies or assessments of the Mortgaged Property, as Lender may deem necessary or appropriate or desirable, to determine the status of environmental conditions on and about the Mortgaged Property, which such studies and assessments shall be for the benefit of, and be prepared in accordance with the specifications established by, Lender.

          (g) Mortgagor hereby grants to Lender, its agents, employees and contractors, access to the Mortgaged Property, from time to time upon prior written notice, for the purpose of either (I) taking such action as Lender shall determine to be appropriate to respond to a release, threatened release, or the presence of Hazardous Materials, or any related condition, on or about the Mortgaged Property; or (ii) conducting such studies or assessments of the Mortgaged Property, as Lender may deem necessary or appropriate or desirable.

                                   ARTICLE TWO
                                    DEFAULTS

     2.1. Event of Default. The term "Event of Default," wherever used in this Mortgage, shall mean any one or more of the following events:

          (a) The failure by Mortgagor: (i) to keep, perform, or observe any covenant, condition or agreement contained in Sections 1.4.1, 1.6.1, 1.9 or
     1. 19 hereof; or (ii) to keep, perform or observe any other covenant, condition or agreement on the part of Mortgagor in this Mortgage.

          (b) The occurrence of an "Event of Default" under and as defined in the Loan Agreement or any of the other Loan Instruments.

                                  ARTICLE THREE
                                    REMEDIES

     3.1. Acceleration of Maturity. If an Event of Default shall have occurred, Lender may declare Borrower's Liabilities to be immediately due and payable, without further demand or notice.

     3.2. Lender's Power of Enforcement. If an Event of Default shall have occurred, Lender may, either with or without entry or taking possession as provided in this Mortgage or otherwise, and without regard to whether or not Borrower's Liabilities shall have been accelerated, and without prejudice to the right of Lender thereafter to bring an action of foreclosure or any other action for any default existing at the time such earlier action was commenced or arising thereafter, proceed by any appropriate action or proceeding: (a) to enforce payment of the Notes and/or any other of Borrower's Liabilities or the performance of any term hereof or any of the other Loan Instruments; (b) to foreclose this Mortgage by judicial action and to have sold, as an entirety or in separate lots or parcels, the Mortgaged Property; (c) to foreclose this

Mortgage by advertisement with full authority and power to sell the Mortgaged Property at public auction and convey the same to the purchaser in fee simple, either in one parcel or separate lots and parcels, all in accordance with and in the manner prescribed by law; such power of sale, if available, being hereby expressly granted to Lender in which event, references to "foreclosure" or "foreclosure sale" in this Mortgage shall be deemed to mean and include sales pursuant to the exercise of the power of sale granted herein; (d) as to personal property to enforce Lender's rights and remedies under the Minnesota Uniform Commercial Code, or to proceed as to both real property and personal property by foreclosure and otherwise in accordance with Lender's rights and remedies in respect of the real property; and (e) to pursue any other remedy available to it. Lender may take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Lender may determine.

     3.3. Lender's Right to Enter and Take Possession, Operate and Apply Income.

          (a) Mortgagor does hereby sell, assign and transfer unto Lender all of the leases, rents and profits now due and which may hereafter become due under or by virtue of any lease, whether written or verbal, or any agreement for the use or occupancy of the Mortgaged Property, whether presently in existence or entered into at any time during the term of this Mortgage, it being the intention of this Mortgage to establish an absolute transfer and assignment of all such leases and agreements and all of the rents and profits from the Mortgaged Property unto Lender and Mortgagor does hereby appoint irrevocably Lender its true and lawful attorney in its name and stead, which appointment is coupled with an interest, to collect all of said rents and profits; provided, Mortgagor shall have the right to collect and retain such rents and profits unless and until an Event of Default exists under this Mortgage.

          (b) Upon an Event of Default and whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale thereunder or during any period of redemption, Lender, without regard to waste, adequacy of the security or solvency of Mortgagor, may revoke the privilege granted Mortgagor hereunder to collect the rents and profits, and may, at its option, without notice, either: (a) in person or by agent, with or without taking possession of or entering the Mortgaged
     Property, with or without bringing any action or proceeding, give, or require Mortgagor to give, notice to any or all tenants under any lease authorizing and directing the tenant to pay such rents and profits to Lender; collect all of the rents and profits; enforce the payment thereof and exercise all of the rights of the landlord under the leases and all of the rights of Lender hereunder; may enter upon, take possession of, manage and operate said Mortgaged Property, or any part thereof; may cancel, enforce or modify the leases, and fix or modify rents, and do any acts which Lender deems proper to protect the security hereof with or without taking possession of the Mortgaged Property; or (b) apply for the appointment of a receiver in accordance with the statutes and law made and provided for, which receivership Mortgagor hereby consents to, who shall collect the rents and profits, and all other income of any kind; manage the Mortgaged Property so to prevent waste; execute leases within or beyond the period of receivership, and perform the terms of this Mortgage and apply the rents and profits as hereinafter provided.

          (c) The entering upon and taking possession of the Mortgaged Property, the appointment of a receiver, the collection of such rents and profits and the application thereof as aforesaid shall not cure or waive any Event of Default under this Mortgage nor in any way operate to prevent Lender from pursuing any other remedy which it may now or hereafter have under the terms of this Mortgage nor shall it in any way be deemed to constitute Lender a mortgagee-in-possession. The rights and powers of Lender hereunder shall remain in full force and effect both prior to and after any foreclosure of the Mortgage and any sale pursuant thereto and until expiration of the period of redemption from said sale, regardless of whether a deficiency remains from said sale. The purchaser at any foreclosure sale, including Lender, shall have the right, at any time and without limitation as provided in Minn. Stat. Section 582.03, to advance money to any receiver appointed hereunder to pay any part or all of the items which the receiver would otherwise be authorized to pay if cash were available from the Mortgaged Property and the sum so advanced, with interest at the rate then in effect under the terms of the Loan Agreement, shall be a part of the sum required to be paid to redeem from any foreclosure sale. The rights hereunder shall in no way be dependent upon and shall apply without regard to whether the Mortgaged Property is in danger of being lost, materially injured or damaged or whether the Mortgaged Property is adequate to discharge Borrower's Liabilities secured hereby. The rights contained herein are in addition to and shall be cumulative with the rights given in any separate assignment of leases and rents which may now or hereafter be executed by Mortgagor in favor of Lender (the "Assignment"), assigning any leases, rents and profits of the Mortgaged Property. To the extent inconsistent with the terms of this Section, the terms of the Assignment shall control. Lender shall be entitled to all the rights and remedies afforded by Minn. Stat. Sections
     559.17 and 576.01.

     3.4. Leases. Lender is authorized to foreclose this Mortgage subject to the rights, if any, of any or all tenants of the Mortgaged Property, even if the rights of any such tenants are or would be subordinate to the lien of this Mortgage.

     3.5. Purchase by Lender. Upon any foreclosure sale, Lender may bid for and purchase all or any portion of the Mortgaged Property and, upon compliance with the terms of the sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability.

     3.6. Application of Foreclosure Sale Proceeds. Out of the proceeds arising from the sale and foreclosure, Lender may retain all sums due under the Notes, together with all such sums of money as Lender shall have expended or advanced pursuant to this Mortgage or pursuant to statute together with interest thereon as provided and all costs and expenses of such foreclosure, including reasonable and lawful attorney's fees, with the balance, if any, to be paid to the persons entitled thereto by law.

     3.7. Application of Indebtedness Toward Purchase Price. Upon any foreclosure sale, Lender may apply any or all of Borrower's Liabilities and any other sums due to Lender under the Notes, this Mortgage or any other Loan Instruments to the price paid by Lender at the foreclosure sale.

     3.8. Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. To the full extent permitted by applicable law, Mortgagor hereby waives any and all rights of redemption and, in case of an Event of Default, neither Mortgagor nor anyone claiming through or under it will [set up, claim or seek to take advantage of any reinstatement, appraisement, valuation, stay or extension laws now or hereafter in force, or take any other action which would] prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Mortgaged Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser thereat. Mortgagor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof and agrees that Lender or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety.

     3.9. Receiver - Lender in Possession. If an Event of Default shall have occurred, Lender, to the extent permitted by law and without regard to waste, the solvency of the Mortgagor, the value of the Mortgaged Property or the adequacy of the security for indebtedness and other sums secured hereby, shall be entitled as a matter of right and without any additional showing or proof, at Lender's election, to either the appointment by the court of a receiver (without the necessity of Lender posting a bond) to enter upon and take possession of the Mortgaged Property and to collect all rents, income and other benefits thereof and apply the same as the court may direct or to be placed by the court into possession of the Mortgaged Property as mortgagee in possession with the same power herein granted to a receiver and with all other rights and privileges of a mortgagee in possession under law. The right to enter and take possession of and to manage and operate the Mortgaged Property, and to collect all rents, income and other benefits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law and may be exercised concurrently therewith or independently thereof. Lender shall be liable to account only for such rents, income and other benefits actually received by Lender, whether received pursuant to this Section 3.9 or Section
3.3. Notwithstanding the appointment of any receiver or other custodian, Lender shall be entitled as pledgee to the possession and control of any cash, deposits or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to Lender.

     3.10. Mortgagor to Pay Borrower's Liabilities in Event of Default; Application of Monies by Lender.

          (a) Upon occurrence of an Event of Default, Lender shall be entitled to sue for and to recover judgment against Mortgagor for Borrower's
     Liabilities due and unpaid together with costs and expenses, including, without limitation, the reasonable compensation, expenses and disbursements of Lender's agents, attorneys and other representatives, either before or during the pendency of any proceedings for the enforcement of this Mortgage; and the right of Lender to recover such judgment shall not be, subject to the provisions of applicable law, affected by any taking of possession or foreclosure sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the terms of this Mortgage, or the foreclosure of the lien hereof.

          (b) In case of a foreclosure sale of all or any part of the Mortgaged Property and of the application of the proceeds of sale to the payment of Borrower's Liabilities, Lender shall, subject to the provision of applicable law, be entitled to enforce all other rights and remedies under the Loan Instruments.

          (c) Mortgagor hereby agrees, to the extent permitted by law, that no recovery of any judgment by Lender under any of the Loan Instruments, and no attachment or levy of execution upon any of the Mortgaged Property or any other property of Mortgagor, shall (except as otherwise provided by law) in any way affect the lien of this Mortgage upon the Mortgaged Property or any part thereof or any lien, rights, powers or remedies of Lender hereunder, but such lien, rights, powers and remedies shall continue unimpaired as before until Borrower's Liabilities are paid in full.

          (d) Any monies collected or received by Lender under this Section 3.10 shall be applied to the payment of reasonable compensation, expenses and disbursements of the agents, attorneys and other representatives of Lender, and the balance remaining shall be applied to the payment of Borrower's Liabilities, in such order and manner as Lender may elect, and any surplus, after payment of all Borrower's Liabilities, shall be paid to Mortgagor.

     3.11. Acknowledgment of Waiver of Hearing Before Sale. Mortgagor understands and agrees that if an Event of Default shall occur, Lender has the right, inter alia, to foreclose this Mortgage by advertisement pursuant to Minn. Stat. Chapter 580, as hereafter amended, or pursuant to any similar or replacement statute hereafter enacted; that if Lender elects to foreclose by advertisement, it may cause the Mortgaged Property, or any part thereof, to be sold at public auction; that notice of such sale must be published for six (6) successive weeks at least once a week in a newspaper of general circulation and that no personal notice is required to be served upon Mortgagor. Mortgagor further understands that upon the occurrence of an Event of Default, Lender may also elect its rights under the Uniform Commercial Code and take possession of the collateral and dispose of the same by sale or otherwise in one or more parcels provided that at least ten (10) days' prior notice of such disposition must be given, all as provided for by the Uniform Commercial Code, as hereafter amended or by any similar or replacement statute hereafter enacted. Mortgagor further understands that under the Constitution of the United States and the Constitution of the State of Minnesota it may have the right to notice and hearing before the Mortgaged Property may be sold and that the procedure for foreclosure by advertisement described above does not insure that notice will be given to Mortgagor and neither said procedure for foreclosure by advertisement nor the Uniform Commercial Code requires any hearing or other judicial proceeding. MORTGAGOR HEREBY EXPRESSLY CONSENTS AND AGREES THAT THE MORTGAGED PROPERTY MAY BE FORECLOSED BY ADVERTISEMENT AND THAT THE PERSONAL PROPERTY MAY BE DISPOSED OF PURSUANT TO THE UNIFORM COMMERCIAL CODE, ALL AS DESCRIBED ABOVE. MORTGAGOR ACKNOWLEDGES THAT IT IS REPRESENTED BY LEGAL COUNSEL; THAT BEFORE SIGNING THIS DOCUMENT THIS SECTION AND MORTGAGOR!S CONSTITUTIONAL RIGHTS WERE FULLY EXPLAINED BY SUCH COUNSEL AND THAT MORTGAGOR UNDERSTANDS THE NATURE AND EXTENT OF THE RIGHTS WAIVED HEREBY AND THE EFFECT OF SUCH WAIVER.

     3.12. Remedies Cumulative. No right, power or remedy conferred upon or reserved to Lender by the Notes, or either of them, the Loan Agreement, this Mortgage or any other Loan Instrument or any instrument evidencing or securing Borrower's Liabilities is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Notes, or either of them, the Loan Agreement or any other Loan Instrument or any instrument evidencing or securing Borrower's Liabilities, or now or hereafter existing at law, in equity or by statute.

                                  ARTICLE FOUR
                            MISCELLANEOUS PROVISIONS

     4.1. Heirs, Successors and Assigns Included in Parties. Whenever Mortgagor or Lender is named or referred to herein, heirs and successors and assigns of such person or entity shall be included, and all covenants and agreements contained in this Mortgage shall bind the successors and assigns of Mortgagor, including any subsequent owner of all or any part of the Mortgaged Property and inure to the benefit of the successors and assigns of Lender. This Section 4.1 shall not be construed to permit an assignment, transfer, conveyance, encumbrance or other disposition otherwise prohibited by this Mortgage.

     4.2. Notices. All notices, requests, reports, demands or other instruments required or contemplated to be given or furnished under this Mortgage to Mortgagor or Lender shall be directed to Mortgagor or Lender, as the case may be, in the manner set forth in the Loan Agreement at the following addresses:

        If to Lender:                  NationsCredit Commercial Funding,
                                        a division of NationsCredit Commercial
                                        Corporation
                                       1177 Avenue of the Americas
                                       36th Floor
                                       New York, New York 10036
                                       Attn:    Nancy Kagan
                                                Robert Bellish

        With a copy to:                Goldberg, Kohn, Bell, Black,
                                        Rosenbloom & Moritz, Ltd.
                                       55 East Monroe Street
                                       Suite 3700
                                       Chicago, Illinois 60603
                                       (312) 201-4000
                                       Attn:    Philip M. Blackman
                                                Nora A. Naughton

        If to Mortgagor:               Northwest Teleproductions, Inc.
                                       445 West 77th Street
                                       Minneapolis, Minnesota 55435

        With a copy to:                Fredrickson & Byron
                                       1100 International Centre
                                       900 Second Avenue South
                                       Minneapolis, Minnesota 55402-3397
                                       Attn: Larry Berg

     4.3. Security Interest. This Mortgage shall constitute a security agreement with respect to (and Mortgagor hereby grants Lender a security interest in) all personal property and fixtures included in the Mortgaged Property as more specifically described in the granting clause of this Mortgage. Mortgagor shall from time to time, at the request of Lender, execute any and all financing statements covering such personal property and fixtures (in a form satisfactory to Lender) which Lender may reasonably consider necessary or appropriate to perfect its security interest.

     4.4. Fixture Filing. From the date of its recording, this Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all goods constituting part of the Mortgaged Property which are or are to become fixtures. For this purpose, the following information is set forth:

          (a) Name and address of debtor:

              Northwest Teleproductions, Inc.
              445 West 77th Street
              Minneapolis, Minnesota 55435

          (b) Debtor's Federal Taxpayer Identification Number:
              ______________________________________________

          (c) Name and address of secured party:

              NationsCredit Commercial Corporation
              1177 Avenue of the Americas
              36th Floor
              New York, New York 10036

          (d) Description of the types (or items) of property covered by this financing statement:

               All goods constituting part of the Mortgaged Property (as more particularly described in the granting clauses of this Mortgage) which are or are to become fixtures.

          (e) Description of the real estate to which the property covered by this financing statement is attached or upon which it is located:

               See Exhibit A

          (f)   Name  of   record   owner   of  the   real   estate:   Northwest
     Teleproductions, Inc.

          (g) Products/proceeds of the collateral are also covered by this financing statement.

     4.5. Headings. The headings of the articles, sections, paragraphs and subdivisions of this Mortgage are for convenience only, are not to be considered a part hereof, and shall not limit, expand or otherwise affect any of the terms hereof.

     4.6. Invalid Provisions. In the event that any of the covenants, agreements, terms or provisions contained in this Mortgage shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein (or the application of the covenant, agreement, term held to be invalid, illegal or unenforceable, to persons or circumstances other than those in respect of which it is invalid, illegal or unenforceable) shall be in no way affected, prejudiced or disturbed thereby.

     4.7. Changes. Neither this Mortgage nor any term hereof may be released, changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the release, change, waiver, discharge or termination is sought.

     4.8. Governing Law. Except with respect to the creation, perfection, priority and enforcement of the lien and security interest created hereunder, all of which shall be construed, interpreted, enforced and governed by the laws of the State of Minnesota, the validity and interpretation of this Mortgage shall be governed by and in accordance with the laws of the State of Illinois.

     4.9. Limitation of Interest. The provisions of the Loan Agreement regarding the payment of lawful interest are hereby incorporated herein by reference.

     4.10. Future Advances. This Mortgage is given to secure not only existing indebtedness, but also future advances (whether such advances are obligatory or are to be made at the option of Lender, or otherwise) made by Lender under the Notes, or either of them, or the Loan Agreement, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The total amount of indebtedness that may be so secured may decrease or increase from time to time, but the principal amount of all indebtedness secured hereby shall, in no event, exceed $10,000,000, plus the total amount of all advances made to protect the Mortgaged Property and the security interest and the lien created hereby, plus the amount due on any indemnity by Mortgagor contained herein or in any other documents executed by Mortgagor, plus interest on all of the foregoing at the Default Rate, plus all costs of enforcement and collection of the indebtedness hereby secured (including reasonable attorneys' fees).

     4.11. Release. Upon full payment and satisfaction of Borrower's Liabilities and the termination of all Lender's obligations under the Loan Agreement, Lender shall issue to Mortgagor an appropriate release deed in recordable form.

     4.12. Attorneys' Fees. Whenever reference is made herein to the payment or reimbursement of attorneys' fees, such fees shall be deemed to include compensation to staff counsel, if any, of Lender in addition to the fees of any other attorneys engaged by Lender.

     4.13. Loan Agreement. The Loans are governed by terms and provisions set forth in the Loan Agreement and in the event of any conflict between the terms of this Mortgage and the terms of the Loan Agreement, the terms of the Loan Agreement shall control; provided, however, in the event there is any apparent conflict between any particular term or provision which appears in both the Loan Agreement and this Mortgage and it is possible for the terms of both the Loan Agreement and this Mortgage to be performed or complied with, then, notwithstanding the foregoing, both the terms of the Loan Agreement and the Mortgage shall be performed or complied with.

     4.14. Business Purpose. Mortgagor represents that Borrower's Liabilities will be used to further the business purposes and business objectives of Mortgagor and Borrower and that no part of the Mortgaged Property comprises or will be utilized as homestead or agricultural property within the meaning of any applicable law.

     4.15. Wells. Mortgagor hereby represents and warrants that there are no, and, for so long as Borrower's Liabilities remain outstanding, there will be no wells located on any part of the Mortgaged Property.

     4.16. Liability. If Mortgagor is a partnership, Borrower agrees that it will not register as a limited liability partnership under Minnesota Stat.
Section 323.44, and any such registration shall not be effective as to Borrower's Liabilities, this Mortgage, or any other documents entered into in connection with the Loans.

     IN WITNESS WHEREOF, Mortgagor has caused this instrument to be executed by its duly authorized officers as of the day and year first above written.

                             Northwest Teleproductions, Inc.,
                             a Minnesota corporation

                             By /s/ John C. McGrath
                             Its  President


                             By
                             Its



                           THIS INSTRUMENT PREPARED BY
                         AND AFTER RECORDING RETURN TO:

                             Nora A. Naughton, Esq.
                          Goldberg, Kohn, Bell, Black,
                            Rosenbloom & Moritz, Ltd.
                              55 East Monroe Street
                                   Suite 3700
                             Chicago, Illinois 60603
                                 (312) 201-4000

                                 ACKNOWLEDGMENT


STATE OF                   )
                           )  SS
COUNTY OF                  )

     I, ______________________, a Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY THAT ________________________ and _______________________, the ___________________ and _________________ of
Northwest Teleproductions, Inc., a ____________________ corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument appeared before me this day in person and acknowledged that they signed and delivered said instrument as their own free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this _______ day of ______________, 1997.



                             Notary Public

                             My Commission Expires:

                                   EXHIBIT A
                          Legal Description of Property


Normandale Center:

               Tract R, Registered Land Survey No. 1218, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Common Address: 4455 W. 77th Street, Minneapolis, Minnesota



Edina Office Center:

               Lot 1, Block 1, EDINA OFFICE CENTER 2ND ADDITION, according to the recorded plat thereof, and situate in Hennepin County, Minnesota.

Common Address: 4000 W. 76th Street, Minneapolis, Minnesota

                                    EXHIBIT B
                             Permitted Encumbrances